Dreyfus
Real Estate
Mortgage Fund
Semi-Annual
Report

April 30, 1998

Dreyfus Real Estate Mortgage Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Real Estate Mortgage Fund. For the semi-annual reporting period ended April 30, 1998, your Fund produced a total return, including share price changes and dividend income generated, of 7.22%.* Income dividends paid from net investment income during the period amounted to $0.393 per share, representing an annualized distribution rate per share of 6.00%.** During this six-month period ended April 30, 1998, the return for the Salomon Brothers Broad Investment-Grade Bond Index was 3.66%.***

THE ECONOMY

   The United States is now in the eighth year of economic expansion. Inflation continues to rise at the slowest pace since 1964 and the unemployment rate has fallen to a level not seen in 25 years. Not surprisingly, consumer confidence has soared. Along with continued evidence of the robustness of the economy have come heightened expectations that the Federal Reserve Board will raise interest rates in a preemptive move to avoid a reignition of inflation. The last increase in short-term rates came in March 1997 when the Federal Open Market Committee (the policy-making arm of The Fed) hiked the target rates for Federal Funds by one quarter of a percent to 5.5%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)

   Inflation has remained benign on all fronts, even in the tight labor market, an area closely watched by the Fed for signs of incipient inflation. The Labor Department's Employment Cost Index (ECI), a measure of wage, salary and benefit costs, suggests that wage inflation so far is not a problem. In fact, the first quarter increase in the ECI (0.7%) was its smallest quarterly rise in two years. Another inflation gauge, the broad-based Gross Domestic Product Price Deflator, rose at an annual rate of only 0.9% in the first quarter, its lowest rate since 1964. Inflation as measured by the Consumer Price Index has been similarly tame. Prices at the consumer level have risen at an annual rate of about 1.5% over the reporting period. The lack of inflation has been even more dramatic at the production level of the economy where prices have fallen: in the 12 months ended March 31, the Producer Price Index declined 1.8%. Such a generally tepid price environment has been partly fostered by the economic problems in Asia which have suppressed worldwide demand for commodities, particularly oil.

   Reflecting a level of confidence not seen in three decades, consumers increased their spending over the reporting period, the first-quarter rate rising at the fastest pace in six years. Not surprisingly, the growth rate in new home construction over the reporting period was the strongest in four years. Plentiful and well-paying jobs (total wage and salary income is 7% higher than a year ago), low interest rates, the absence of inflation and investment market gains have resulted in a financially healthy consumer with a corresponding propensity to spend. Strong domestic demand for lower-priced imports has contributed further to the quiescent inflation environment while offsetting the drag on the economy resulting from the Asian financial crisis. It is still widely expected that the Asian economic slowdown will have a further dampening effect on the U. S. economy. Although the surge in domestic spending has masked the full impact of the fall in Asian demand, our trade deficit has reached a ten-year high, a dramatic sign of deterioration. Expectation of an economic slowdown is another reason why the Fed has been reluctant to raise short-term interest rates.

   The production side of the economy has remained robust. Factory utilization has been high, production rates strong, and while exports to Asia have fallen sharply, they are growing in the rest of the world. Such resilience has been characteristic of one of the longest, most healthy economic advances in our history. Yet we remain mindful that the concept of an economic cycle is not dead, nor is inflation, and we are alert for indications of a resurgence in price pressures.

MARKET ENVIRONMENT

Fixed Income Market

   The interest rate environment for the first part of 1998 has been characterized by the word "stability." Current interest rate stability and low volatility have had a very positive effect on returns on both commercial and residential mortgage-backed securities. The one negative aspect of this interest rate stability is that it is coming at a time when the absolute level of interest rates is at an historic low. This is unfavorable for an investor in U.S. Government Agency-guaranteed and AAA-rated (or equivalent non-rated) residential mortgage securities. Having interest rate stability during an historic low interest rate environment has led to an extraordinary level of housing purchases and an historically unprecedented level of homeowner mortgage refinancing. Both of these activities contribute to increased prepayments on non-call protected mortgage-backed securities, and these increased prepayments generally cause an erosion of the yield on such securities. Because of this prepayment problem, investors have increased their demand for call-protected investments, which include commercial mortgage-backed securities and high-yield (lower-rated) residential mortgage-backed securities. Hence, the additional yield benefit on these call-protected assets as compared to U.S. Treasuries has tightened over the last several months, outperforming both Agency mortgage-backed securities and U.S. Treasuries.

   On the positive side of the general mortgage-backed securities market, the pace of investor demand for these securities continues to outrun supply. The two large government-sponsored agencies, Fannie Mae and Freddie Mac, continue to struggle to grow their retained portfolios. Their continued demand has pushed spreads tighter and tighter. There has also been a general increase in demand for high-yielding, fixed income securities from hedge funds and mortgage Real Estate Investment Trusts (REITs). These have also added to to the imbalance between supply and demand for high-yield mortgage-backed securities.

   Our market outlook, going forward, is for lower interest rates. Our expectations are for the markets to test new lows in interest rates and for mortgage refinancing to continue to be high. In our overall economic outlook of a moderately growing economy, real estate loan defaults and loan delinquencies should remain low. This will keep the risk associated with owning credit-sensitive mortgage-backed securities to a minimum. We believe that as more money becomes dedicated to the sector, high-yield mortgage investor demand will remain very strong. Credit-sensitive mortgage-backed securities have the potential to outperform other fixed-income sectors for the rest of 1998. Of course, this is based on current conditions continuing. Any change in these conditions could affect the relative performance of mortgage-backed securities. And, as always, there can be no guarantee of how the Fund actually will perform on a relative basis.

Real Estate Market

   The REIT market has been plagued with excess supply, both from investor liquidations and new issues, which has been overwhelming the demand. The impact has been dramatic: the return for the Bloomberg Real Estate Investment Trust Index for the first four months of 1998 was -3.38 %.+ Compared to the Standard & Poor's 500 Composite Stock Price Index, which had a strong return of 15.08% for the same period, REITs underperformed by 18.46%.

   New stock supply and demand were not the only reason for the weak performance of REITs in the early part of 1998. Real estate fundamentals have begun to weaken, hence new construction has begun to worry investors. In several real estate submarkets, large-scale construction has started to soften real estate prices and increase vacancies. This has been particularly obvious in the limited-service hotel sector, where vacancy rates have been rising for the past two years. More recently, in both the retail and the apartment sectors, newly constructed space coming onto the market has outpaced demand. All this has led to a slowdown in rental income growth.

   Even given these real estate fundamentals, our outlook going forward for the REIT sector is more positive. There is a feeling in the stock market that with the U.S. economy slowing down, large cap industrial stock valuations are poised for a correction. As of 4/30/98, the yield on the S&P 500 Index was at a very low level (1.4%). We believe that this could lead to an asset allocation into income-producing equity investments, which could include REITs. Of course, there is no guarantee that such demand will materialize or that REIT equity will perform in any particular way.

PORTFOLIO OVERVIEW

   Consistent with our market outlook, we have made several adjustments to the portfolio over the last few months since our last shareholder report. Our first goal was to continue to get the portfolio, which commenced operations on October 1, 1997, completely invested in real estate-related securities. Therefore we sold our initial position in long-term U.S. Treasuries and put money to work mainly in the commercial mortgage-backed securities market. We increased this position to 30.4% of total investments, mostly with diversified deals, but we also purchased a deal backed by the two well-known hotels (Dolphin and Swan) on the grounds of Disney World.

   We also decreased our total holdings of REIT securities. We already were underweighted in the sector, but with our then-negative outlook, we further decreased the Fund's exposure to this area. This decrease included selling our total position in REIT preferred stock as well as decreasing our holdings in REIT common stocks and REIT bonds. The proceeds were reallocated to asset-backed securities, including residential credit-sensitive, lower-rated mortgage-backed securities. We also increased our holdings of agency mortgage-backed securities to 22.9% of total investments. These positions are mainly in discount GNMA 30-year pass-through collateral, and both Fannie Mae and Freddie Mac guaranteed Collateralized Mortgage Obligations (CMOs).

   In real estate, we continue to invest in urban central business district office buildings. There continue to be many barriers to construction, and currently demand consistently outpaces supply. In the New York City Grand Central area, rents on class A office space have been accelerating for the last two years. It is our conviction that with new construction taking at least two years to come on line, we will continue to see rents climb in this region of Manhattan. To take advantage of this clear trend, we have purchased commercial mortgage-backed deals with loans on office properties in this area, as well as maintaining a position on both Boston Properties (BXP) and SL Green Realty
(SLG), two REITs which have significant equity stakes in buildings in that region.

   We intend to look for opportunities to increase our allocation to the REIT marketplace, but at current levels, these securities don't look as attractive as credit-sensitive mortgage-backed securities. We will continue to focus our efforts on maintaining a diversified portfolio and continue looking for attractively priced investment opportunities in the real estate marketplace. I wish to thank you for your support from the beginning of this unique investment opportunity, and we hope to continue to earn your confidence in the years to come.
                                                     Very truly yours,

                                                     /s/ Michael Hoeh

                                                     Michael Hoeh
                                                     Portfolio Manager
May 18, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid. ** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.
***SOURCE: SALOMON SMITH BARNEY. Salomon Brothers Broad Investment-Grade (BIG)
   Bond IndexSM is market-capitalization weighted and includes Treasury, Government-sponsored, mortgage and investment-grade (BBB-/Baa3) fixed-rate corporate issues with a maturity of one year or longer and a minimum amount outstanding of US$1 billion for Treasuries and mortgages and US$100 million for corporate and Government-sponsored issues. A corporate or Government-sponsored bond is removed if its amount falls below US$75 million.
 + SOURCE: BLOOMBERG, L.P. The Bloomberg Real Estate Investment Trust Index is a capitalization-weighted index of infinite life Real Estate Investment Trusts having a market capitalization of $15 million or greater. The BBREIT index excludes healthcare and mortgage related REITs and was developed with a base value of 100 as of December 31, 1993.

Dreyfus Real Estate Mortgage Fund
--------------------------------------------------------------------------------
Statement of Investments                              April 30, 1998 (Unaudited)


                                                                                    Principal
Bonds and Notes--126.1%                                                               Amount            Value
-------------------------------------------------------------------------------   -------------    -------------
  Asset-Backed Securities--7.7%  Nomura Depositor Trust,
                                    Ser. 1998-ST1:
                                      Cl. A-5, 6 7/8%, 2003....................   $  500,000(a,b)  $  501,094
                                      Cl. B-2, 9 7/8%, 2003....................      500,000(a,b)     496,719
                                                                                                   ----------
                                                                                                      997,813
                                                                                                   ----------
  Commercial Mortgage-
                  Backed--44.5%  277 Park Avenue Finance,
                                    Commercial Mortgage Pass-Through Ctfs.,
                                    Ser. 1997-C1, Cl. B-1, 7.88%, 2007.........      500,000(a)       520,781
                                 DLJ Mortgage Acceptance,
                                    Commercial Mortgage Pass-Through Ctfs.:
                                    Ser. 1997-CF2, Cl. B-3TB, 6.99%, 2009......      500,000(a)       485,625
                                    Ser.1998-STFA, Cl. B-3, 7.688%, 2000.......    1,000,000(a,b)   1,000,000
                                 GS Mortgage Securities II,
                                    Commercial Mortgage Pass-Through Ctfs.,
                                    Ser. 1997-GL, Cl. G., 7.822%, 2030.........    1,000,000(b)     1,012,813
                                 Library Tower Trust I,
                                    Commercial Mortgage Pass-Through Ctfs.,
                                    Ser. 1998-I, Cl. B, 6.66%, 2029............      500,000(a)       496,689
                                 Merrill Lynch Mortgage Investors,
                                    Commercial Mortgage Pass-Through Ctfs.,
                                    Ser. 1997-SD1, Cl. E., 6.669%, 2010........      775,000(a)       775,969
                                 Mortgage Capital Funding,
                                    Commercial Mortgage Pass-Through Ctfs.,
                                    Ser. 1997-MC2, Cl. C., 6.881%, 2007........      500,000          503,906
                                 Nomura Asset Securities,
                                    Commercial Mortgage Pass-Through Ctfs.,
                                    Ser. 1998-D6, Cl. A-4, 7.349%, 2028........    1,000,000          989,844
                                                                                                   ----------
                                                                                                    5,785,627
                                                                                                   ----------

 Residential Mortgage-
                  Backed--32.6%  BA Mortgage Securities,
                                    Mortgage Pass-Through Ctfs.,
                                    Ser. 1997-1, Cl. B-4, 7 1/2%, 2026.........      667,482(a)       483,925
                                 Norwest Asset Securities,
                                    Mortgage Pass-Through Ctfs.:
                                    Ser. 1997-10, Cl. B-2, 7 5/8%, 2027........      496,947          506,150
                                    Ser. 1997-17:
                                      Cl. B-4, 7 1/4%, 2027....................      871,279(a)       630,044
                                      Cl. B-5, 7 1/4%, 2027....................    1,046,115(a)       358,294
                                    Ser. 1997-20, Cl. B-4, 6 3/4%, 2012........      251,000(a)       208,567
                                    Ser. 1998-2:
                                      Cl. B-4, 6 1/2%, 2028....................      375,083          289,635
                                      Cl. B-5, 6 1/2%, 2028....................      375,628          142,739
                                    Ser. 1998-9:
                                      Cl. B-5, 6 1/2%, 2028....................      274,772(a)       212,133
                                      Cl. B-6, 6 1/2%, 2028....................      413,211(a)       157,021


Dreyfus Real Estate Mortgage Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                  April 30, 1998 (Unaudited)


                                                                                    Principal
Bonds and Notes (continued)                                                          Amount            Value
-------------------------------------------------------------------------------   -------------    -------------
   Residential Mortgage-
            Backed (continued)   PNC Mortgage Securities,
                                    Mortgage Pass-Through Ctfs.:
                                    Ser. 1997-8:
                                      Cl. 3B-4, 6 3/4%, 2012...................   $  256,913(a)    $  240,214
                                      Cl. 3B-5, 6 3/4%, 2012...................      205,530(a)       161,277
                                      Cl. 3B-6, 6 3/4%, 2012...................      205,527(a)        78,101
                                    Ser. 1998-2:
                                      Cl. 3B-6, 6 3/4%, 2013...................      384,715(a)       146,192
                                      Cl. 4B-6, 6 3/4%, 2027...................      268,534(a)        85,931
                                 Residential Funding Mortgage Securities I,
                                    Mortgage Pass-Through Ctfs.:
                                    Ser. 1997-S18:
                                      Cl. B-2, 6 3/4%, 2012....................      228,804(a)       184,751
                                      Cl. B-3, 6 3/4%, 2012....................      305,194(a)       104,529
                                    Ser. 1997-S21:
                                      Cl. B-2, 6 1/2%, 2012....................      197,185(a)       156,808
                                      Cl. B-3, 6 1/2%, 2012....................      263,014(a)        90,083
                                                                                                   ----------
                                                                                                    4,236,394
                                                                                                   ----------

  Real Estate Investment
                    Trust--7.8%  Crescent Real Estate Equities,
                                    Notes, 7 1/8%, 2007........................      500,000(a)       499,060
                                 Tanger Properties,
                                    Unsecured Notes
                                    (Gtd. by Tanger Factory Outlet Centers),
                                    7 7/8%, 2004...............................      500,000(c)       506,397
                                                                                                   ----------
                                                                                                    1,005,457
                                                                                                   ----------

U.S. Government Agencies
         Mortgage-Backed--33.5%  Federal Home Loan Mortgage Corp., Real
                                    Estate Mortgage Investment Conduit, Stripped
                                    Securities, Interest Only Class:
                                    Ser. 1542, Cl. QC, 7%, 2020................      750,000(c,d)     146,662
                                    Ser. 1987, Cl. PI, 7%, 2012................    1,300,000(c,d)     325,949
                                    Ser. 1995, Cl. PY, 7%, 2027................      875,000(c,d)     380,078
                                    Ser. 1999, Cl. PW, 7%, 2026................    2,500,000(c,d)     586,719
                                    Ser. 2048, Cl. QI, 6 1/2%, 2026............    1,000,000(d)       225,312
                                 Federal National Mortgage Association,
                                    Real Estate Mortgage Investment Conduit,
                                    Collateralized Mortgage Obligation;
                                      Ser. 1996-64, Cl. PK, 6 1/2%, 2011.......      500,000(c)       504,800
                                    Stripped Securities, Interest Only Class:
                                      Ser. 1993-119, Cl. JA, 7%, 2019..........    1,969,914(d)       130,310
                                      Ser. 1998-17, Cl. PL, 7%, 2019...........    1,250,000(d)       239,063


Dreyfus Real Estate Mortgage Fund
--------------------------------------------------------------------------------
Statement of Investments (continued)                  April 30, 1998 (Unaudited)


                                                                                    Principal
Bonds and Notes (continued)                                                          Amount            Value
-------------------------------------------------------------------------------   -------------    -------------
U.S. Government Agencies
     Mortgage-Backed (continued) Government National Mortgage Association I:
                                    6 1/2%.....................................   $  300,000(e)    $   296,529
                                    7%.........................................    1,500,000(e)      1,516,875
                                                                                                   -----------
                                                                                                     4,352,297
                                                                                                   -----------
                                 TOTAL BONDS AND NOTES
                                    (cost $16,334,505).........................                    $16,377,588
                                                                                                   ===========

Equity-Related Securities--20.4%                                                      Shares
--------------------------------------------------------------------------------- ------------
Common Stocks

  Real Estate Investment
                  Trust:         Alexandria Real Estate Equities...............       14,000       $   461,125
                                 Avalon Properties.............................        3,000            84,375
                                 Boston Properties.............................        5,000           165,312
                                 Cabot Industrial Trust........................       15,100           341,637
                                 Crescent Real Estate Equities.................       10,000           341,250
                                 Equity Residential Properties Trust...........        3,000           147,375
                                 FelCor Suite Hotels...........................        6,000           210,000
                                 SL Green Realty...............................       17,000           408,000
                                 Spieker Propeities............................        5,000           198,125
                                 Trammell Crow.................................        3,700            98,050
                                 Vornado Realty Trust..........................        5,000           200,312
                                                                                                   -----------
                                 TOTAL EQUITY-RELATED SECURITIES
                                    (cost $2,679,650)..........................                    $ 2,655,561
                                                                                                   ===========

TOTAL INVESTMENTS (cost $19,014,155)...........................................       146.5%       $19,033,149
                                                                                      ======       ===========

LIABILITIES, LESS CASH AND RECEIVABLES.........................................       (46.5%)      $(6,042,988)
                                                                                      ======       ===========

NET ASSETS.....................................................................       100.0%       $12,990,161
                                                                                      ======       ===========

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities amounted to $7,075,994 or 54.5% of net assets.
(b) Variable rate security-interest rate subject to change periodically.
(c) Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.
(d) Reflects notional face.
(e) Purchased on a forward commitment basis.



                       See notes to financial statements.

Dreyfus Real Estate Mortgage Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                   April 30, 1998 (Unaudited)


                                                                                                   Cost            Value
                                                                                               -------------    -------------
ASSETS:                       Investments in securities--See Statement of Investments          $19,014,155      $19,033,149
                              Cash.............................................                                      45,640
                              Receivable for investment securities sold........                                   8,928,421
                              Interest and dividends receivable................                                     203,058
                              Paydowns receivable..............................                                      10,334
                              Prepaid expenses.................................                                      65,368
                              Due from The Dreyfus Corporation and affiliates..                                         374
                                                                                                                -----------
                                                                                                                 28,286,344
                                                                                                                -----------

LIABILITIES:                  Due to Distributor...............................                                       2,646
                              Payable for investment securities purchased......                                  11,902,466
                              Bank loan payable--Note 2........................                                   3,365,000
                              Interest payable--Note 2.........................                                      14,890
                              Accrued expenses.................................                                      11,181
                                                                                                                -----------
                                                                                                                 15,296,183
                                                                                                                -----------
NET ASSETS.....................................................................                                 $12,990,161
                                                                                                                ===========

REPRESENTED BY:               Paid-in capital..................................                                 $12,516,048
                              Accumulated undistributed investment income--net.                                     144,416
                              Accumulated net realized gain (loss) on investments                                   310,703
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4.........................                                      18,994
                                                                                                                -----------
NET ASSETS.....................................................................                                 $12,990,161
                                                                                                                ===========
SHARES OUTSTANDING
(unlimited number of $.001 par value shares of Beneficial Interest authorized).                                     995,066

NET ASSET VALUE, offering and redemption price per share--Note 3(d)............                                      $13.05
                                                                                                                     ======





                       See notes to financial statements.

Dreyfus Real Estate Mortgage Fund
--------------------------------------------------------------------------------
Statement of Operations              Six Months Ended April 30, 1998 (Unaudited)


INVESTMENT INCOME

INCOME:                       Interest...................................          $495,459
                              Cash Dividends.............................            73,561
                                                                                   --------
                                   Total Income..........................                                 $569,020


EXPENSES:                     Management fee--Note 3(a)..................            37,865
                              Interest expense--Note 2...................            71,358
                              Registration fees..........................            23,986
                              Shareholder servicing costs--Note 3(b).....            15,432
                              Professional fees..........................             5,140
                              Prospectus and shareholders' reports.......             2,338
                              Custodian fees--Note 3(b)..................             1,203
                              Miscellaneous..............................             6,561
                                                                                   --------
                                   Total Expenses........................           163,883

                              Less--expense reimbursement from the Manager
                                due to undertakings--Note 3(a)............          (40,096)
                                                                                   --------
                                   Net Expenses..........................                                  123,787
                                                                                                          --------

INVESTMENT INCOME--NET...................................................                                  445,233


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....          $310,062
                              Net unrealized appreciation (depreciation)
                                on investments...........................            37,346
                                                                                   --------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                  347,408
                                                                                                          --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                 $792,641
                                                                                                          ========




                       See notes to financial statements.

Dreyfus Real Estate Mortgage Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                            Six Months Ended
                                                                             April 30, 1998       Year Ended
                                                                               (Unaudited)     October 31, 1997*
                                                                             ---------------  ------------------
OPERATIONS:
   Investment income--net.................................................    $   445,233       $    47,994
   Net realized gain (loss) on investments................................        310,062           124,382
   Net unrealized appreciation (depreciation) on investments..............         37,346           (18,352)
                                                                              -----------       -----------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....        792,641           154,024
                                                                              -----------       -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net.................................................       (348,811)           --
   Net realized gain on investments.......................................       (123,741)           --
                                                                              -----------       -----------
      Total Dividends.....................................................       (472,552)           --
                                                                              -----------       -----------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold..........................................      2,259,370        10,243,097
   Dividends reinvested...................................................        468,074            --
   Cost of shares redeemed................................................       (453,493)           (1,000)
                                                                              -----------       -----------
      Increase (Decrease) in Net Assets from Beneficial Interest Transactions   2,273,951        10,242,097
                                                                              -----------       -----------
         Total Increase (Decrease) in Net Assets..........................      2,594,040        10,396,121

NET ASSETS:
   Beginning of Period....................................................     10,396,121            --
                                                                              -----------       -----------
   End of Period..........................................................    $12,990,161       $10,396,121
                                                                              ===========       ===========
Undistributed investment income--net......................................    $   144,416       $    47,994
                                                                              -----------       -----------


CAPITALSHARETRANSACTIONS:                                                       Shares            Shares
                                                                              -----------       -----------
   Shares sold............................................................        174,058           819,457
   Shares issued for dividends reinvested.................................         36,370            --
   Shares redeemed........................................................        (34,739)              (80)
                                                                              -----------       -----------
         Net Increase (Decrease) in Shares Outstanding....................        175,689           819,377
                                                                              ============      ===========

-------------------
*From September 30, 1997 (commencement of operations) to October 31, 1997.




                       See notes to financial statements.

Dreyfus Real Estate Mortgage Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                             Six Months Ended
                                                              April 30, 1998              Year Ended
PER SHARE DATA:                                                 (Unaudited)           October 31, 1997(1)
                                                              ----------------         ------------------
   Net asset value, beginning of period...................        $12.69                    $12.50
                                                                  ------                    ------
   Investment Operations:
   Investment income--net.................................           .48                       .06
   Net realized and unrealized gain (loss)
      on investments......................................           .42                       .13
                                                                  ------                    ------
   Total from Investment Operations.......................           .90                       .19
                                                                  ------                    ------
   Distributions:
   Dividends from investment income--net..................          (.39)                     --
   Dividends from net realized gain on investments........          (.15)                     --
                                                                  ------                    ------
   Total Distributions....................................          (.54)                     --
                                                                  ------                    ------
   Net asset value, end of period.........................        $13.05                    $12.69
                                                                  ======                    ======

TOTAL INVESTMENT RETURN(2)................................         14.56%(3)                 17.34%(3)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets......           .90%(3)                   .90%(3)
   Ratio of interest expense to average net assets........          1.22%(3)                   --
   Ratio of net investment income to average net assets...          7.64%(3)                  5.39%(3)
   Decrease reflected in above expense ratio due to
      undertaking by the Manager..........................           .69%(3)                  2.77%(3)
   Portfolio Turnover Rate................................        533.88%(4)                244.61%(4)
   Net Assets, end of period (000's Omitted)..............       $12,990                   $10,396

------------------
(1) From September 30, 1997 (commencement of operations) to October 31, 1997.
(2) Exclusive of redemption fee.
(3) Annualized.
(4) Not annualized.



                       See notes to financial statements.

Dreyfus Real Estate Mortgage Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Real Estate Mortgage Fund (the "Fund") is a separate non-diversified series of Dreyfus Income Funds (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering five series, including the Fund. The Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon") which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   As of April 30, 1998, MBIC Investments Corp., an indirect subsidiary of Mellon Bank Corporation, held 834,082 shares of the Fund.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare and pay dividends quarterly from investment income-net. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Real Estate Mortgage Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2--Bank Lines of Credit:

   The Fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

   The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1998 was approximately $2,456,000, with a related weighted average annualized interest rate of 5.96%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 1997 through April 30, 1998, to reduce the management fee paid by, or reimburse such excess expenses of the Fund to the extent that the Fund's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of .90 of 1% of the value of the Fund's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $40,096 for the period ended April 30, 1998.

   (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, the Fund was charged $14,564 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $533 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1998, the Fund was charged $1,203 pursuant to the custody agreement.

   (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (D) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the redemption or exchange occurs within a six-month period following the date of issuance.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 1998, amounted to $90,515,619 and $83,123,056, respectively.

   At April 30, 1998, accumulated net unrealized appreciation on investments was $18,994, consisting of $239,897 gross unrealized appreciation and $220,903 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Real Estate Mortgage Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                      045SA984